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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 16, 2003

CoBiz Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-24445	84-0826324
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

821 17th Street
Denver, Colorado 80202
(Address of principal executive offices)

(303) 293-2265
(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits

  99    Press release issued by CoBiz Inc. on January 16, 2003

Item 9. Regulation FD Disclosure.

        In accordance with general instruction B.2. of Form 8-K, the following information is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

        On January 16, 2003, we issued a press release reporting financial results for the quarter and year ended December 31, 2002. The press release is attached as Exhibit 99 and is incorporated herein by reference.

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SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COBIZ INC.
Date: January 21, 2003	By: /s/ Richard J. Dalton Richard J. Dalton Executive Vice President and and Chief Financial Officer

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INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
(c)	Exhibits
99	Press release issued by CoBiz Inc. on January 16, 2003

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  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES
INDEX TO EXHIBITS